Exhibit 10.2
JOINDER AGREEMENT
This Joinder Agreement is dated as of July 9, 2012 (this “Agreement”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a “New Term Loan Lender” and collectively the “New Term Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the federal laws of Canada (“Borrower”), the undersigned subsidiaries of Borrower and Goldman Sachs Lending Partners LLC (“GSLP”), as Administrative Agent and Collateral Agent.
RECITALS:
WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, as further amended by the Joinder Agreement, dated as of June 14, 2012 (the “Series A Tranche B Term Loan Closing Date”) (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GSLP, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other Agents party thereto;
WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders; and
WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Each New Term Loan Lender hereby commits to provide its respective New Term Loan

Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.
Applicable Margin. The Applicable Margin for each New Term Loan made pursuant to this Agreement (each a “Series B Tranche B Term Loan”) shall mean, as of any date of determination, (A) with respect to Series B Tranche B Term Loans that are Eurodollar Loans, 3.75% per annum, and (B) with respect to Series B Tranche B Term Loans that are Base Rate Loans, 2.75% per annum.

2.
Principal Payments. Borrower shall make principal payments on the Series B Tranche B Term Loans in installments on the dates and in the amounts equal to the percentage set forth below of an amount equal to the aggregate principal amount of the Series B Tranche B Term Loans outstanding as of the date hereof:

Amortization Date	Series B Tranche B Term Loan Installments
September 30, 2012	0.25%
December 31, 2012	0.25%
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
Tranche B Term Loan Maturity Date	Remaining Balance

3.
Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Series B Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series B Tranche B Term Loans in accordance with Sections 2.12, 2.13 and 2.14 of the Credit Agreement respectively.

4.
Closing Fee. Borrower agrees to pay on the date hereof to Administrative Agent, for the account of each New Term Loan Lender party to this Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series B Tranche B Term Loans, a closing fee in an amount equal to 2.00% of the aggregate principal amount of such New Term Loan Lender’s Series B Tranche B Term Loans funded as of the date hereof.

5.
Prepayment Premium. In the event that on or prior to the first anniversary of the Series A Tranche B Term Loan Closing Date, the Borrower (x) makes any prepayment of the Series B Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series B Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series B Tranche B Term Loans outstanding immediately prior to such amendment.

For purposes of this Agreement, a “Repricing Transaction” means the prepayment or refinancing of all or a portion of the Series B Tranche B Term Loans with the incurrence by any Credit Party of any long-term bank debt financing having an effective interest cost or weighted average yield (excluding any arrangement or commitment fees in connection therewith) that is less than the effective interest cost for or weighted average yield of the Series B Tranche B Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the effective interest cost for, or weighted average yield of, the Series B Tranche B Term Loans.

6.
Proposed Borrowing. In accordance with Section 2.25 of the Credit Agreement, Borrower has previously delivered to Administrative Agent an executed Funding Notice for Series B Tranche B Term Loans, requesting a proposed borrowing in the principal amount of $100,000,000 (the “Proposed Borrowing”) on the date hereof (the “Series B Tranche B Term Loan Funding Date”). Each New Term Loan Lender shall make its Series B Tranche B Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the date hereof, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent. Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the Series B Tranche B Term Loans available to Borrower on the date hereof by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by Administrative Agent from New Term Loan Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

7.
New Lenders. Each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Series B Tranche B Term Loan Commitments shall be effective and that such New Term Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

8.
Credit Agreement Governs. Series B Tranche B Term Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents, except as set forth in this Agreement, and shall constitute Tranche B Term Loans thereunder. For the avoidance of doubt, Section 5 of this Agreement shall supersede the final paragraph of Section 2.13(a) of the Credit Agreement with respect to Series B Tranche B Term Loans.

9.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.
The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and

iii.
Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the Proposed Borrowing.

10.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.
Borrower shall deliver or cause to be delivered the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose OR LLP, special Canadian counsel to the Credit Parties and (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement; and

ii.
Set forth on the attached Officers’ Certificate are the calculations (in reasonable detail) demonstrating compliance, on a Pro Forma Basis after giving effect to the New Term Loans and the application of the proceeds thereof, with the financial tests described in Section 6.7 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Term Loan Commitments.

11.
Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

12.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan

Lender shall be as set forth below its signature below.

13.
Non‑U.S. Lenders. For each New Term Loan Lender that is a Non‑U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

14.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Series B Tranche B Term Loans made by New Term Loan Lenders pursuant hereto in the Register.

15.	Reaffirmation.

i.
Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.
Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

ii.
Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

16.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

17.
Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

18.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

20.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

GOLDMAN SACHS LENDING PARTNERS LLC, as a “New Term Loan Lender”

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

Notice Address: Goldman Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, NJ 07302
Attention: Michelle Latzon
Telephone: 212-934-3921
Facsimile: 646-769-7700

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
as Borrower

By:	/s/ J. Michael Pearson
Name: J. Michael Pearson
Title: Chairman & Chief Executive Officer

VALEANT PHARMACEUTICALS INTERNATIONAL
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

ATON PHARMA, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

CORIA LABORATORIES, LTD.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

DOW PHARMACEUTICAL SCIENCES, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

OCEANSIDE PHARMACEUTICALS, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRINCETON PHARMA HOLDINGS, LLC
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRIVATE FORMULA CORP.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

RENAUD SKIN CARE LABORATORIES, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

VALEANT BIOMEDICALS, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

BIOVAIL AMERICAS CORP.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRESTWICK PHARMACEUTICALS, INC.
as Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

VALEANT HOLDINGS (BARBADOS) SRL
as Guarantor

By:	/s/ Alexander Matheson
Name: Alexander Matheson
Title: Senior Director, Business & Legal Affairs

HYTHE PROPERTY INCORPORATED
as Guarantor

By:	/s/ Alexander Matheson
Name: Alexander Matheson
Title: Senior Director, Business & Legal Affairs

VALEANT PHARMACEUTICALS HOLDINGS (BARBADOS) SRL
as Guarantor

By:	/s/ Mauricio Zavala
Name: Mauricio Zavala
Title: Manager and Assistant Secretary

VALEANT INTERNATIONAL BERMUDA
as Guarantor

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: Director and President & Asst. Secretary

VALEANT LABORATORIES INTERNATIONAL BERMUDA
as Guarantor

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: Director and President & Asst. Secretary

VALEANT PHARMACEUTICALS HOLDINGS BERMUDA
as Guarantor

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: Director and President & Asst. Secretary

VALEANT PHARMACEUTICALS NOMINEE BERMUDA
as Guarantor

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: Director and President & Asst. Secretary

VALEANT CANADA GP LIMITED
as Guarantor

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Vice President

VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED as Guarantor

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Director

V-BAC HOLDING CORP.
as Guarantor

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title:Vice President

VALEANT PHARMACEUTICALS IRELAND
as Guarantor

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

BIOVAIL INTERNATIONAL, S.À R.L.
as Guarantor

By:	/s/ Kuy Ly Ang
Name: Kuy Ly Ang
Title: Director

VALEANT PHARMACEUTICALS LUXEMBOURG S.À R.L.
as Guarantor

By:	/s/ Kuy Ly Ang
Name: Kuy Ly Ang
Title: Director

PHARMASWISS SA
as Guarantor

By:	/s/ Matthias Courvoisier
Name: Matthias Courvoisier
Title: Director

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Rajiv De Silva
Signature of director	Signature of director

Robert Chai-Onn	Rajiv De Silva

Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Consented to by:
GOLDMAN SACHS LENDING PARTNERS LLC
As Administrative Agent and Collateral Agent
By: /s/ Robert Ehudin
Authorized Signatory

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
GOLDMAN SACHS LENDING PARTNERS LLC	Series B Tranche B Term Loan Commitment	$100,000,000
		Total: $100,000,000.00